Rule 497(d)
                                     FT 446

                 Financial Services Select Portfolio, Series 8
                     Financial Services Portfolio, Series 8

                Supplement to the Prospectus dated July 20, 2000

Notwithstanding anything to the contrary in the Prospectus, during the initial offering period, neither Financial Services Select Portfolio, Series 8 nor Financial Services Portfolio, Series 8 will invest more than 5% of their respective portfolios in shares of any one securities-related issuer.


September 13, 2000